UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Report to Shareholders

Personal Strategy Balanced Fund	May 31, 2016

The views and opinions in this report were current as of May 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose slightly in the 12 months ended May 31, 2016, a volatile period for global financial markets, as flagging growth in overseas markets offset signs of strength in the U.S. economy. Stocks in international markets fell, weighed by a steep decline in emerging markets as mounting evidence of China’s slowdown weighed on its trading partners and commodities prices, though a rebound in risk appetite earlier this year pared steep losses in the period’s first half. In fixed income, U.S. investment-grade bonds rose. High yield bonds surged in recent months but declined for the full reporting period, reflecting the steep downturn in commodity-related sectors last year. Within international markets, non-U.S. dollar-denominated debt advanced, aided by a significant decline in yields in Europe and Japan and a stronger euro and yen, both of which appreciated against the dollar.

In this uneven global growth environment, the Personal Strategy Funds posted modest losses in their fiscal year ended May 31, 2016. Each fund trailed its respective combined index portfolio. Performance of each fund against its respective Lipper peer group index was mixed: the Personal Strategy Income and Personal Strategy Growth Funds lagged their respective peer group indices, while the Personal Strategy Balanced Fund performed in line with its peer group index.

MARKET ENVIRONMENT

U.S. stocks rose slightly over our fiscal year. According to various Russell indexes, U.S. large-caps advanced while small- and mid-cap stocks declined. Annual U.S. gross domestic product (GDP) growth slowed over our reporting period from 3.9% in the second quarter of 2015 to 0.8% in the first quarter of 2016. However, the labor market picked up enough for the Federal Reserve to raise its benchmark interest rate last December for the first time since 2006 despite inflation remaining well below the Fed’s 2% target. This year, expectations about the timing of another rate hike shifted as heightened global market volatility convinced the Fed to delay its next move. Shortly after our reporting period ended, a surprisingly weak May jobs report appeared to be a catalyst for not raising rates in June, though many analysts believe the Fed still looks to raise rates this year.

Stocks in developed European markets fell as uneven global growth and slowdowns in several emerging markets weighed on the region’s tepid recovery. Annual first-quarter GDP growth in the eurozone edged up a revised 1.7%, though the unemployment rate hovered in the double digits. In March, the European Central Bank expanded its stimulus program by cutting its benchmark rate to zero, reducing its deposit rate further into negative territory, and increasing the size of its monthly asset purchases to include some corporate bonds. Japanese stocks retreated as the country’s economy stayed weak despite more than three years of sustained stimulus. Japan’s economic growth rebounded in this year’s first quarter after contracting in the final quarter of 2015. Even so, the fragile state of Japan’s economy caused the government to delay a planned increase in the national sales tax until 2019.

Emerging markets stocks shed roughly 17% as China’s slowdown, last year’s collapse in commodity prices, and expectations of higher U.S. rates dampened risk appetite. China-focused worries prevailed for much of the past year as investors fixated on the country’s weakening currency, rising capital outflows, and confusing policy direction. Brazil and Russia grappled with recession. Currency weakness amplified stock declines in dollar terms as currencies in many developing countries sank to record lows early this year.

U.S. investment-grade bonds rose. The Treasury yield curve flattened as shorter-term rates rose slightly in anticipation of the start of the Fed’s normalization of interest rates, while longer-term Treasury yields declined amid strong foreign investor demand for U.S. government debt, global growth concerns, and reduced expectations for Fed rate hikes this year. High yield debt declined over the reporting period as bond prices slumped last year in commodity sectors like energy and metals and mining, which account for a large part of the U.S. high yield market. However, high yield rebounded sharply in 2016 as oil prices recovered some of their declines.

Non-U.S. dollar bonds in developed markets performed well as yields declined in Europe and Japan due to expansive monetary policies, low or negative interest rates, and near-zero inflation in each market. The euro and yen strengthened against the dollar over the year, which lifted returns for local currency investors. Dollar-denominated emerging markets bonds also generated positive returns.

PORTFOLIO REVIEW AND POSITIONING

Asset Allocation
The Personal Strategy Funds have the ability to overweight or underweight allocations to asset classes or sub-asset classes based on the views of the T. Rowe Price Asset Allocation Committee. The committee meets monthly to evaluate economic, market, and earnings trends, among other factors, and to look for opportunities over a 6- to 18-month investment horizon. We typically seek to overweight segments of the market that we believe are attractively valued and underweight areas that are more richly valued.

Several years of strong performance have reduced the number of compelling investment opportunities, with valuations at or above fair value in many asset classes. Given current valuation levels as well as economic, market, and geopolitical uncertainties, we are positioned near-neutral across several market segments though we are still finding opportunities in select areas. As of the end of our fiscal year on May 31, 2016, we are neutral between stocks and bonds. Though global stock markets have rebounded from February’s lows, lower earnings growth has produced higher valuations. At current levels, valuations exceed their historical averages, though profit margins have declined and earnings growth is forecast to improve only later this year. As for bonds, we expect modest returns given that the current low-yield environment offers a weak foundation for future returns, as well as the potential for capital losses as interest rates start to increase. Monetary policies of global central banks are forecast to stay accommodative for some time, which should temper downside risks to bonds. Furthermore, we believe that U.S. interest rates will increase gradually due to subdued economic growth and that strong demand for U.S. bonds for their added yield should help restrain a rise in long-term yields.

Stocks
We favor international over U.S. stocks based on prospects for stronger earnings growth and more attractive valuations, though disparities exist in valuations across regions and sectors. For example, earnings and margin levels in Europe remain well below pre-crisis levels in contrast with the U.S., where earnings and margins are at peak levels. Additionally, while the economic cycles in Europe and Japan are less advanced than the one in the U.S., aggressive stimulus programs should support corporate performance in both markets.

We favor emerging over developed markets stocks, though we recently moderated our overweight following a rally in emerging markets assets after the Fed signaled a slower-than-expected pace of rate hikes in March. While emerging markets stock valuations remain below long-term historical averages relative to developed markets, sluggish global trade and persistent oversupply in certain commodities remain near-term risks. Despite this year’s rebound in oil prices, continued weakness for most commodities will likely weigh on resource-dependent economies, though services- and consumption-driven countries will benefit from lower prices.

We are underweight real assets equities given our cautious outlook for energy and commodity prices amid excess global supply and weak global growth. We increased our real assets underweight early this year following a rally in energy and metals stocks. Rising supply will challenge recent strength in energy prices as major energy-producing countries defend their market share at the expense of lower prices. Additionally, industrial metals demand will likely remain subdued as China seeks to rebalance its economy and reduce its dependency on industrial production. As for real estate investment trusts (REITs), we believe that fundamentals for REITs in developed markets remain mostly favorable, though they are sensitive to rising interest rates.

We favor U.S. large-cap over small-cap stocks, but we reduced our small-cap underweight at the end of the period as valuations relative to large-cap stocks are now more in line with their long-term averages. In March, we moved to a slight overweight in U.S. growth over value stocks based on more attractive valuations for growth and the potential for relative outperformance by companies that can deliver above-average earnings growth in a protracted low-growth environment. Growth sectors tend to depend less on the level of economic growth and have historically outperformed when growth is scarce, while value sectors such as energy and financials tend to rely more on a stronger economy, higher interest rates, and commodity demand. Conversely, in international markets we favor value over growth stocks given our view that valuations in more defensive growth stocks, such as consumer staples, appear expensive.

Bonds
We made several adjustments to our high yield bonds allocation over the past 12 months as investor sentiment toward credit risk shifted over the period. We moved to a modest underweight allocation late last year as risks within the high yield market increased; subsequently, we added back to the sector as credit spreads widened to levels that have historically signaled a favorable long-term buying opportunity. Most recently, we reduced our high yield allocation back to neutral following a very strong rally in high yield over a brief period. Our latest shift reflects our belief that the current credit cycle is showing signs of aging amid increasing leverage, weakening corporate profits, and rising default rates.

We are neutral between emerging markets and U.S. investment-grade bonds at period-end after we recently reduced a modest overweight to emerging markets bonds to profit from this year’s rally in risk assets. Despite some signs of stabilization in beaten-down emerging markets currencies like the Russian ruble and Brazilian real, emerging markets face considerable risks from weak global trade, low commodity prices, and political instability that have led to credit downgrades in a few countries.

We are neutral between nondollar and U.S. investment-grade bonds given that prospects for the U.S. dollar versus other developed markets currencies appear balanced. Continued prospects for a Fed rate hike could cause the dollar to rebound from recent weakness, though further appreciation could be limited if the Fed maintains a gradual path to normalizing interest rates. Additionally, despite recent strength in the euro and yen, both currencies remain vulnerable to more aggressive monetary policies as central banks in Europe and Japan try to stimulate economic growth.

PERFORMANCE COMPARISON

Personal Strategy Income Fund

As shown in the Performance Comparison table on page 7, the Personal Strategy Income Fund returned 1.94% and -0.30% for the six and 12 months ended May 31, 2016. It exceeded the 1.62% return of its combined index portfolio for the six-month period but underperformed the benchmark’s 0.15% return for the fiscal year. The fund trailed its Lipper peer group index over both periods.

Security selection detracted from the fund’s performance relative to its combined index portfolio. Selection in the fund’s U.S. large-cap value stocks detracted the most from relative returns, followed by selection in non-U.S. developed markets stocks, largely due to unfavorable positioning in the consumer staples and discretionary sectors. On the other hand, selection in emerging markets and U.S. small-cap stocks lifted relative performance. Among the fund’s fixed income holdings, security selection in emerging markets and U.S. investment-grade bonds lifted relative returns, while high yield debt detracted.

The inclusion of diversifying sectors that are not part of the Barclays U.S. Aggregate Bond Index helped relative performance. Our exposure to non-U.S. dollar international developed debt lifted relative returns as yields fell in Europe and Japan amid aggressive monetary stimulus and negative-rate policies in each market. Our exposure to emerging markets bonds also helped as relatively higher rates in many developing countries attracted yield-seeking investors, leading to strong performance in dollar-denominated emerging markets debt. However, our exposure to high yield bonds and real assets equities proved a headwind as last year’s commodities downturn hurt energy and natural resources companies, which compose a large proportion of the high yield market.

Tactical decisions to overweight and underweight asset classes modestly lifted relative performance. While we remain neutral between equities and fixed income, our preference for bonds over cash contributed to relative performance. Additionally, our underweight to U.S. small-cap over large-cap stocks proved helpful after a protracted bout of small-cap underperformance. On the other hand, our decision to overweight international over U.S. stocks hurt returns as U.S. stocks advanced for the year while non-U.S. stocks fell significantly. Similarly, our overweight to emerging markets relative to developed markets stocks detracted as China-focused concerns and expectations of higher U.S. rates triggered heavy outflows from emerging markets in the reporting period’s first half.

Healthcare companies weighed on relative performance in U.S. growth and value stocks as the sector faced heightened political scrutiny over controversial drug pricing tactics and corporate tax inversions, as well as profit-taking from investors after strong performance in 2015. Significant detractors included Valeant Pharmaceuticals, Allergan, and McKesson. Outside healthcare, other sizable detractors were investment bank Morgan Stanley, which is struggling with a slump in its debt-trading business, and memory chipmaker Micron Technology, which suffered from tepid demand. On the other hand, stocks that contributed to performance included technology leaders Amazon.com, Facebook, and Alphabet, the parent of Google and its subsidiaries. Shares of all three companies surged to record levels this year on stronger-than-expected earnings and bullish forecasts. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Personal Strategy Balanced Fund

As shown in the Performance Comparison table on page 9, the Personal Strategy Balanced Fund returned 1.25% and -1.62% for the six and 12 months ended May 31, 2016, underperforming its combined index portfolio, which returned 1.42% and -0.81% over the same periods. The fund performed in line with its Lipper peer group index.

Security selection detracted from the fund’s performance relative to its combined index portfolio. Selection in the fund’s U.S. large-cap value stocks detracted the most from relative returns, followed by selection in non-U.S. developed markets stocks, largely due to unfavorable positioning in the consumer staples and discretionary sectors. On the other hand, selection in emerging markets and U.S. small-cap stocks lifted relative performance. Among the fund’s fixed income holdings, security selection in emerging markets and U.S. investment-grade bonds lifted relative returns, while high yield debt detracted.

The inclusion of diversifying sectors that are not part of the Barclays U.S. Aggregate Bond Index helped relative performance. Our exposure to non-U.S. dollar international developed debt lifted relative returns as yields fell in Europe and Japan amid aggressive monetary stimulus and negative-rate policies in each market. Our exposure to emerging markets bonds also helped as relatively higher rates in many developing countries attracted yield-seeking investors, leading to strong performance in dollar-denominated emerging markets debt. However, our exposure to high yield bonds and real assets equities proved a headwind as last year’s commodities downturn hurt energy and natural resources companies, which compose a large proportion of the high yield market.

Tactical decisions to overweight and underweight asset classes had a neutral impact on relative performance. While we remain neutral between equities and fixed income, our preference for bonds over cash contributed to relative performance. Additionally, our underweight to U.S. small-cap over large-cap stocks proved helpful after a protracted bout of small-cap underperformance. On the other hand, our decision to overweight international over U.S. stocks hurt returns as U.S. stocks advanced for the year while non-U.S. stocks fell significantly. Similarly, our overweight to emerging markets relative to developed markets stocks detracted as China-focused concerns and expectations of higher U.S. rates triggered heavy outflows from emerging markets in the reporting period’s first half.

Healthcare companies weighed on relative performance in U.S. growth and value stocks as the sector faced heightened political scrutiny over controversial drug pricing tactics and corporate tax inversions, as well as profit-taking from investors after strong performance in 2015. Significant detractors included Valeant Pharmaceuticals, Allergan, and McKesson. Outside healthcare, other sizable detractors were investment bank Morgan Stanley, which is struggling with a slump in its debt-trading business, and memory chipmaker Micron Technology, which suffered from tepid demand. On the other hand, stocks that contributed to performance included technology leaders Amazon.com, Facebook, and Alphabet, the parent of Google and its subsidiaries. Shares of all three companies surged to record levels this year on stronger-than-expected earnings and bullish forecasts. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Personal Strategy Growth Fund

As shown in the Performance Comparison table, the Personal Strategy Growth Fund returned 0.23% and -3.24% for the six and 12 months ended May 31, 2016. It underperformed its combined index portfolio, which returned 1.18% and -1.85% over the same periods, and its Lipper peer group index.

Security selection detracted the most from the fund’s performance relative to its combined index portfolio. Selection in the fund’s U.S. large-cap value stocks detracted the most from relative returns, followed by selection in non-U.S. developed markets stocks, largely due to unfavorable positioning in the consumer staples and discretionary sectors. On the other hand, selection in emerging markets and U.S. small-cap stocks lifted relative performance. Among the fund’s fixed income holdings, security selection in investment-grade and emerging markets bonds lifted relative returns, while high yield debt detracted.

Tactical decisions to overweight and underweight asset classes also weighed on relative returns. Our decision to overweight international over U.S. stocks hurt returns as U.S. stocks advanced for the year while non-U.S. stocks fell significantly. Similarly, our overweight to emerging markets relative to developed markets stocks detracted as China-focused concerns and expectations of higher U.S. rates triggered heavy outflows from emerging markets in the reporting period’s first half. On the other hand, our underweight to small-cap stocks versus large-caps also proved helpful after a protracted period of small-cap underperformance.

The inclusion of diversifying sectors that are not part of the Barclays U.S. Aggregate Bond Index helped relative performance. Our exposure to non-U.S. dollar international developed debt lifted relative returns as yields fell in Europe and Japan amid aggressive monetary stimulus and negative-rate policies in each market. Our exposure to emerging markets bonds also helped as relatively higher rates in many developing countries attracted yield-seeking investors, leading to strong performance in dollar-denominated emerging markets debt. However, our exposure to high yield bonds and real assets equities proved a headwind as last year’s commodities downturn hurt energy and natural resources companies, which compose a large proportion of the high yield market.

Healthcare companies weighed on relative performance in U.S. growth and value stocks as the sector faced heightened political scrutiny over controversial drug pricing tactics and corporate tax inversions, as well as profit-taking from investors after strong performance in 2015. Significant detractors included Valeant Pharmaceuticals, Allergan, and McKesson. Outside healthcare, other sizable detractors were investment bank Morgan Stanley, which is struggling with a slump in its debt-trading business, and memory chipmaker Micron Technology, which suffered from tepid demand. On the other hand, stocks that contributed to performance included technology leaders Amazon.com, Facebook, and Alphabet, the parent of Google and its subsidiaries. Shares of all three companies surged to record levels this year on stronger-than-expected earnings and bullish forecasts. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

OUTLOOK

Our global growth expectations remain modest over the next several quarters. The U.S. and other developed market economies are expanding at a modest pace, while major emerging economies are grappling with weak growth spurred by China’s deceleration. Monetary policy across the globe is showing more divergence as the Fed draws closer to normalizing interest rates while central banks in Europe and Japan continue to implement aggressive easing programs. Risks to our global outlook include the effects of global monetary policy actions, heightened currency volatility, and political uncertainty in countries that were already struggling with flagging growth.

The U.S. economy is gradually improving thanks to solid private sector demand, an improving job market, and rising wages. However, sluggish global trade and weakness in the energy and materials sectors remain headwinds to corporate earnings. Outside the energy sector, corporate leverage has increased but balance sheets are in relatively healthy shape, providing companies room to increase capital spending, pursue mergers and acquisitions, and return capital to shareholders. Our outlook for overseas developed markets is mixed. In Europe, diminished fiscal pressures, an improving credit environment, and aggressive stimulus measures have spurred economic growth, though structural problems such as high debt, persistent low inflation, and double-digit unemployment still linger. In contrast, growth remains fragile in Japan. Despite more than three years of Abenomics, Japan is still trying to overcome weak consumption and deflationary pressures. Meanwhile, the yen’s appreciation has increased pressure on the country’s exports and made it harder for the Bank of Japan to achieve its long-term 2% inflation target.

Our emerging markets outlook is also mixed given the disparity in fiscal conditions across the developing world. Lower energy prices have benefited energy-importing countries by taming inflation but have weighed on growth for commodity exporters. Divergence in monetary policy has also complicated our emerging markets outlook. Some countries have raised interest rates to support their currencies and fight inflation, while others, for example India, have lately cut rates to stimulate growth. Looking ahead, China will continue to exert an outsized influence on investor sentiment. Given China’s importance to the world economy, how its government manages the country’s slowest growth in 25 years will have significant repercussions on commodity prices, trade, and the pace of global growth.

Against the current backdrop of divergent central bank policies and uneven growth prospects, we anticipate greater volatility in global financial markets. The U.S. presidential election in November, growing divisions within the European Union, and ongoing unrest in the Middle East could also spur heightened volatility in the near term. In this uncertain environment, we believe that the Personal Strategy Funds’ broad diversification combined with T. Rowe Price’s longstanding strengths in fundamental research should help us generate solid, long-term returns for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Charles Shriver
Portfolio manager and chairman of the funds’ Investment Advisory Committee

June 14, 2016

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade bonds, including corporate, government, and mortgage-backed securities.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes as of May 31, 2016:

●	Personal Strategy Income—40% stocks (28% Russell 3000 Index, 12% MSCI All Country World Index ex USA), 40% bonds (Barclays U.S. Aggregate Bond Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

●	Personal Strategy Balanced—60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Barclays U.S. Aggregate Bond Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

●	Personal Strategy Growth—80% stocks (56% Russell 3000 Index, 24% MSCI All Country World Index ex USA) and 20% bonds (Barclays U.S. Aggregate Bond Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper Mixed-Asset Target Allocation Conservative Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 20% and 40% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Growth Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 60% and 80% equities, with the remainder invested in bonds and short-term investments.

Lipper Mixed-Asset Target Allocation Moderate Funds Index: A peer group benchmark that measures the performance of similar funds with a mix of between 40% and 60% equities, with the remainder invested in bonds and short-term investments.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities (fixed at 80%), bonds, and other asset classes.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities (fixed at 40%), bonds, and other asset classes.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from emerging market countries that only includes securities that may be traded by foreign investors.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/16	5/31/15	5/31/14	5/31/13	5/31/12
NET ASSET VALUE					
Beginning of period	$ 23.17	$ 23.79	$ 22.25	$ 19.25	$ 20.18
Investment activities					
Net investment income(1)	0.37(2)	0.41(2)	0.41(2)	0.39(2)	0.40(2)
Net realized and unrealized gain / loss	(0.79)	0.89	2.68	3.23	(0.93)
Total from investment activities	(0.42)	1.30	3.09	3.62	(0.53)
Distributions					
Net investment income	(0.39)	(0.43)	(0.43)	(0.41)	(0.40)
Net realized gain	(1.01)	(1.49)	(1.12)	(0.21)	–
Total distributions	(1.40)	(1.92)	(1.55)	(0.62)	(0.40)
NET ASSET VALUE					
End of period	**$ 21.35**	**$ 23.17**	**$ 23.79**	**$ 22.25**	**$ 19.25**

Ratios/Supplemental Data

Total return(3)	**(1.62)%(2)**	**5.84%(2)**	**14.42%(2)**	**19.13%(2)**	**(2.57)%(2)**
Ratio of total expenses to average net assets	0.58%(2)	0.58%(2)	0.59%(2)	0.59%(2)	0.63%(2)
Ratio of net investment income to average net assets	1.74%(2)	1.75%(2)	1.78%(2)	1.86%(2)	2.10%(2)
Portfolio turnover rate	75.6%	68.6%	53.2%	58.4%	65.5%
Net assets, end of period (in millions)	$ 2,034	$ 2,101	$ 2,033	$ 1,850	$ 1,539

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.13%, 0.13%, 0.13%, 0.13%, and 0.12% of average net assets for the years ended 5/31/16, 5/31/15, 5/31/14, 5/31/13, and 5/31/12, respectively, related to investments in T. Rowe Price mutual funds.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

I Class

	3/23/16 Through 5/31/16
NET ASSET VALUE	
Beginning of period	$ 20.87
Investment activities	
Net investment income[(1)]	0.07[(2)(3)]
Net realized and unrealized gain / loss	0.47[(4)]
Total from investment activities	0.54
Distributions	
Net investment income	(0.06)
NET ASSET VALUE	
End of period	**$ 21.35**

Ratios/Supplemental Data

Total return[(5)]	**2.59%**[(2)(3)]
Ratio of total expenses to average net assets	0.45%[(2)(3)(6)]
Ratio of net investment income to average net assets	2.20%[(2)(3)(6)]
Portfolio turnover rate	75.6%
Net assets, end of period (in thousands)	$ 4,123

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses waived (0.03% of average net assets) related to the contractual operating expense limitation in effect through 9/30/18.

(3) See Note 6. Excludes expenses permanently waived 0.13% of average net assets for the period ended 5/31/16, respectively, related to investments in T. Rowe Price mutual funds.

(4) The amount presented is inconsistent with the fund's aggregated gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(6) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

COMMON STOCKS 53.8%

CONSUMER DISCRETIONARY 8.4%

	Shares/Par	$ Value
Auto Components 0.6%		
Aisin Seiki (JPY)	25,200	1,033
Autoliv, GDR (SEK) (1)	11,627	1,409
Delphi Automotive	19,900	1,352
Gentex	7,300	121
Gentherm (2)	8,900	326
GKN (GBP)	531,342	2,116
Horizon Global (2)	2,680	31
Johnson Controls	106,000	4,680
Koito Manufacturing (JPY)	13,600	637
Strattec Security	800	37
Sumitomo Rubber Industries (JPY)	78,900	1,151
		12,893
Automobiles 0.6%		
BMW (EUR)	16,325	1,378
Ferrari	2,900	123
Honda Motor (JPY)	112,100	3,140
Mitsubishi Motors (JPY) (1)	132,700	689
Suzuki Motor (JPY)	60,500	1,534
Tesla Motors (2)	10,703	2,389
Toyota Motor (JPY)	47,400	2,455
		11,708
Distributors 0.0%		
Core-Mark Holding	5,900	505
		505
Diversified Consumer Services 0.0%		
American Public Education (2)	5,900	167
		167
Hotels, Restaurants & Leisure 1.2%		
Bloomin Brands	16,200	309

Brinker	6,600	297
Carnival	8,875	424
Compass Group (GBP)	154,154	2,873
Denny's (2)	23,200	249
Hilton Worldwide Holdings	115,894	2,408
Jack in the Box	4,100	349
Krispy Kreme (2)	19,000	406
Las Vegas Sands	30,700	1,420
Marriott, Class A (1)	23,368	1,543
McDonald's	300	37
MGM Resorts International (2)	75,400	1,723
Norwegian Cruise Line Holdings (2)	104,376	4,844
Red Robin Gourmet Burgers (2)	4,600	233
Royal Caribbean Cruises	28,200	2,182
Sonic	9,225	275
Starbucks	46,100	2,530
The Cheesecake Factory	4,750	237
Wingstop (2)	1,100	31
Wynn Macau (HKD)	373,200	582
Yum! Brands	4,000	328
Zoe's Kitchen (2)	2,400	89
		23,369

Household Durables 0.4%

Calatlantic	2,180	81
Meritage (2)	6,900	252
Panasonic (JPY)	167,300	1,538
Persimmon (GBP)	75,374	2,295
Sony (JPY)	32,400	903
Tempur Sealy International (2)	10,600	617
Whirlpool	9,537	1,665
		7,351

Internet & Catalog Retail 2.4%		
Amazon.com (2)	42,100	30,429
Ctrip.com International, ADR (2)	32,800	1,501
Etsy (2)	8,200	76
HSN	4,100	215
JD.com, ADR (2)	16,100	396
Netflix (2)	41,900	4,298
Priceline (2)	10,100	12,770
		49,685
Leisure Products 0.2%		
Arctic Cat	3,404	54
Brunswick	5,600	268
Mattel	122,521	3,906
Nautilus Group (2)	4,000	82
		4,310
Media 0.9%		
British Sky (GBP)	196,843	2,747
Cable One	500	245
Charter Communications, Class A (2)	1,223	268
Comcast, Class A	16,500	1,044
CyberAgent (JPY) (1)	22,100	1,048
Eutelsat Communications (EUR)	65,030	1,297
Informa (GBP)	78,386	772
Liberty Global, Class A (2)	39,992	1,494
New Media Investment	6,600	115
Scholastic	4,398	172
Time Warner	3,800	287
Twenty-First Century Fox	38,200	1,117
Twenty-First Century Fox, Class A	4,700	136
Walt Disney	28,100	2,788
WPP (GBP)	197,079	4,544
		18,074

Multiline Retail 0.2%

Dollar General	16,700	1,501
Kohl's	17,900	645
Lojas Renner (BRL)	144,200	830
Marks & Spencer Group (GBP)	231,279	1,272
Tuesday Morning (2)	35,200	240
		4,488

Specialty Retail 1.4%

American Eagle Outfitters	6,000	94
AutoZone (2)	3,000	2,287
Burlington Stores (2)	3,900	235
Chico's	28,200	306
Five Below (2)	3,500	147
Francesca's Holdings (2)	7,500	78
Home Depot	33,300	4,400
Kingfisher (GBP)	490,404	2,608
L Brands	400	27
Lowe's	110,700	8,870
Michaels (2)	5,800	170
Monro Muffler Brake	3,850	242
O'Reilly Automotive (2)	16,000	4,231
Pier 1 Imports	30,800	173
Restoration Hardware Holdings (2)	4,400	146
Ross Stores	35,700	1,906
The Finish Line, Class A	6,600	120
Tile Shop Holdings (2)	8,400	153
TSC	26,100	2,508
Zumiez (2)	12,000	179
		28,880

Textiles, Apparel & Luxury Goods 0.5%

Burberry (GBP)	96,449	1,500
Deckers Outdoor (2)	1,400	74

Hanesbrands	78,800	2,133
Kering (EUR)	6,959	1,124
Moncler (EUR)	74,522	1,243
Nike, Class B	42,100	2,325
Samsonite International (HKD)	452,400	1,348
Tumi Holdings (2)	12,900	346
Wolverine World Wide	9,200	167
		10,260
Total Consumer Discretionary		171,690

CONSUMER STAPLES 3.9%

Beverages 0.4%

Coca-Cola European Partners (2)	10,238	397
Constellation Brands, Class A	9,000	1,378
Diageo (GBP)	100,439	2,721
Kirin Holdings (JPY)	108,700	1,829
Molson Coors Brewing, Class B	5,300	526
Monster Beverage (2)	3,100	465
PepsiCo	6,500	658
		7,974

Food & Staples Retailing 0.8%

Costco Wholesale	4,400	654
CVS Health	22,300	2,151
Kroger	2,200	79
Performance Food (2)	6,000	149
Seven & i Holdings (JPY)	54,600	2,324
Tesco (GBP) (2)	471,631	1,128
Wal-Mart	46,300	3,277
Walgreens Boots Alliance	85,900	6,649
		16,411

Food Products 1.5%		
Bunge Limited	16,998	1,140
ConAgra	68,200	3,117
Ingredion	21,700	2,548
Kraft Heinz	3,900	324
Mondelez International	8,200	365
Nestle (CHF)	109,350	8,075
Pinnacle Foods	15,000	632
Post Holdings (2)	5,200	395
TreeHouse Foods (2)	8,800	833
Tyson Foods, Class A	196,900	12,558
Wilmar International (SGD)	695,200	1,676
		31,663
Household Products 0.1%		
Procter & Gamble	12,700	1,029
		1,029
Personal Products 0.5%		
Estee Lauder, Class A	3,900	358
L'Oreal (EUR)	17,184	3,229
Unilever (GBP)	145,653	6,637
		10,224
Tobacco 0.6%		
Philip Morris International	130,300	12,858
		12,858
Total Consumer Staples		80,159
ENERGY 2.1%		
Energy Equipment & Services 0.1%		
Aspen Aerogels (2)	13,700	55
Baker Hughes	26,800	1,243

FINANCIALS 10.5%

Banks 3.7%

Atlantic Capital Bancshares (2)	2,529	36
Australia & New Zealand Banking (AUD)	177,989	3,278
Bancorp South	2,800	67
BankUnited	19,300	639
Barclays, ADR	87,020	921
Blue Hills Bancorp	5,600	79
BNC Bancorp	1,500	36
BNP Paribas (EUR) (1)(2)	62,491	3,460
Bridge Bancorp	4,900	147
Capital Bank Financial, Class A	11,300	349
Citigroup	195,416	9,101
Commerzbank (EUR)	75,779	649
Danske Bank, A Shares (DKK)	69,301	2,000
DBS Group (SGD)	209,342	2,356
DNB (NOK)	271,721	3,485
East West Bancorp	1,503	58
Fifth Third Bancorp	70,778	1,336
First Horizon National	33,600	489
First Niagara Financial	28,800	315
Glacier Bancorp	9,000	246
Home Bancshares	2,600	114
ING Groep, GDR (EUR)	271,776	3,385
Intesa Sanpaolo (EUR) (1)	1,065,706	2,737
JPMorgan Chase	230,100	15,020
KeyCorp	151,900	1,947
Lloyds Banking Group (GBP)	2,433,950	2,539
National Bank of Canada (CAD)	66,400	2,204
Nordea Bank (SEK)	255,356	2,478
Park Sterling	15,400	115
Pinnacle Financial Partners	4,100	202
Popular	8,500	266

Prosperity Bancshares	6,800	366
Royal Bank of Scotland (GBP) (2)	308,052	1,100
Simmons First National, Class A	2,400	114
Standard Chartered (GBP)	152,535	1,169
Sumitomo Mitsui Trust Holdings (JPY)	761,970	2,620
Svenska Handelsbanken, A Shares (SEK)	221,206	2,832
Swedbank (SEK)	79,617	1,752
Synovus Financial	9,789	315
Talmer Bancorp, Class A	10,000	199
TCF Financial	1,600	23
Texas Capital Bancshares (2)	8,370	429
Towne Bank/Portsmouth VA	3,400	74
U.S. Bancorp	35,100	1,503
United Overseas Bank (SGD)	117,000	1,548
Valley National Bancorp	9,341	89
Webster Financial	4,800	188
Wells Fargo	21,500	1,090
WestAmerica Bank	2,900	141
Western Alliance Bancorp (2)	15,500	584
		76,190
Capital Markets 2.3%		
Ameriprise Financial	80,856	8,221
Bank of New York Mellon	242,100	10,183
BlackRock	8,548	3,110
Close Brothers Group (GBP)	20,492	397
Cohen & Steers	6,000	231
Credit Suisse (CHF)	58,998	808
Credit Suisse, Rights, 6/13/16 (CHF) (2)	58,998	—
E*TRADE Financial (2)	21,300	594
Financial Engines	10,200	282
GAM Holding (CHF)	90,055	1,132
Goldman Sachs	4,693	748
Houlihan Lokey	2,100	51

Janus Capital Group	22,700	345
Macquarie Group (AUD)	36,792	1,991
Morgan Stanley	342,447	9,373
Northern Trust	6,500	482
State Street	78,200	4,931
TD Ameritrade Holding	110,700	3,617
Waddell & Reed Financial, Class A	9,200	197
		46,693
Consumer Finance 0.1%		
Credit Saison (JPY)	75,200	1,421
SLM Corporation (2)	21,900	151
Synchrony Financial (2)	4,500	140
		1,712
Diversified Financial Services 0.5%		
Bats Global Markets (2)	3,223	89
Challenger (AUD)	282,603	1,955
CME Group	4,100	401
Intercontinental Exchange	17,550	4,758
London Stock Exchange (GBP)	18,207	721
Mitsubishi UFJ Lease & Finance (JPY)	261,800	1,117
S&P Global	4,800	537
		9,578
Insurance 2.8%		
AIA Group (HKD)	363,400	2,123
Allianz (EUR)	13,366	2,182
American International Group	44,956	2,602
Aon	2,100	229
Assured Guaranty	16,721	450
Aviva (GBP)	393,491	2,563
AXA (EUR)	182,406	4,583
Chubb	5,300	671
Direct Line Insurance (GBP)	368,281	2,002

Enstar (2)	1,500	234
Genworth Financial, Class A (2)	267,564	990
Infinity Property & Casualty	5,100	397
Kemper	4,700	152
Marsh & McLennan	113,600	7,506
MetLife	154,774	7,050
Munich Re (EUR)	11,608	2,181
Ping An Insurance, H Shares (HKD)	271,000	1,212
Prudential (GBP)	139,763	2,793
QBE Insurance (AUD)	70,681	635
RLI	5,600	370
RSA Insurance Group (GBP)	328,666	2,333
Safety Insurance Group	3,000	178
Selective Insurance	14,200	528
Sony Financial (JPY)	18,400	222
State Auto Financial	7,700	158
Storebrand, A Shares (NOK) (2)	320,026	1,396
Sun Life Financial (CAD)	80,600	2,792
Tokio Marine Holdings (JPY)	77,000	2,630
Willis Towers Watson	3,200	410
XL Group	162,583	5,585
		57,157
Real Estate Investment Trusts 0.9%		
Acadia Realty Trust, REIT	4,800	163
American Campus Communities, REIT	6,700	315
American Tower, REIT	63,200	6,685
CatchMark Timber Trust, Class A, REIT	9,330	101
Chesapeake Lodging Trust, REIT	6,700	160
Colony Capital, REIT	3,800	70
Corporate Office Properties Trust, REIT	12,000	324
DiamondRock Hospitality, REIT	14,635	131
EastGroup Properties, REIT	6,600	423
Equinix, REIT	100	36

Equity One, REIT	9,200	271
First Potomac Realty Trust, REIT	7,200	64
Hannon Armstrong Sustainable Infrastructure, REIT	7,400	150
Outfront Media, REIT	4,964	110
Paramount, REIT	7,700	126
PS Business Parks, REIT	5,900	583
Retail Opportunity Investments, REIT	11,100	224
Rouse Properties, REIT	11,200	204
Scentre (AUD)	384,513	1,295
Unibail-Rodamco (EUR)	6,356	1,711
Urban Edge Properties, REIT	6,800	183
Urstadt Biddle Properties, Class A, REIT	7,000	148
VEREIT, REIT	163,500	1,568
Weyerhaeuser, REIT	102,882	3,241
		18,286
Real Estate Management & Development 0.1%		
Alexander & Baldwin	8,500	320
Cheung Kong Property Holdings (HKD)	253,386	1,580
Forestar Group (2)	8,700	107
Mitsui Fudosan (JPY)	36,000	875
RE/MAX Holdings, Class A	4,430	179
		3,061
Thrifts & Mortgage Finance 0.1%		
Beneficial Bancorp (2)	17,600	242
Capitol Federal Financial	28,240	384
Clifton Bancorp	4,000	60
Essent (2)	3,000	66
Kearny Financial Corp/MD	9,400	123
Meridian Bancorp	9,700	146
MGIC Investment (2)	7,300	51
PennyMac Financial Services (2)	4,000	55

Radian	19,100	237
		1,364
Total Financials		214,041

HEALTH CARE 9.5%

Biotechnology 1.6%

ACADIA Pharmaceuticals (2)	5,400	191
Acceleron Pharma (2)	3,400	116
Alexion Pharmaceuticals (2)	49,300	7,439
Alkermes (2)	5,400	251
AMAG Pharmaceuticals (2)	1,900	41
Baxalta	9,600	434
Biogen (2)	11,400	3,303
Celgene (2)	56,300	5,941
CoLucid Pharmaceuticals (2)	2,200	15
CSL (AUD)	19,471	1,629
Exelixis (2)	21,500	140
Gilead Sciences	29,900	2,603
Incyte (2)	5,400	456
Insmed (2)	8,600	101
Ionis Pharmaceuticals (2)	5,100	116
Novavax (2)	21,300	130
Ophthotech (2)	1,000	54
Regeneron Pharmaceuticals (2)	5,600	2,234
Seattle Genetics (2)	3,500	141
Shire, ADR	19,100	3,556
Spark Therapeutics (2)	400	22
TESARO (2)	3,080	143
Ultragenyx Pharmaceutical (2)	500	37
Vertex Pharmaceuticals (2)	35,900	3,344
		32,437

Health Care Equipment & Supplies 1.5%		
Abbott Laboratories	37,100	1,470
Accuray (2)	14,958	82
Analogic	2,300	189
Becton, Dickinson & Company	41,900	6,974
Dentsply Sirona	600	37
Edwards Lifesciences (2)	800	79
Elekta, B Shares (SEK) (1)	117,032	922
Entellus Medical (2)	1,700	31
GN Store Nord (DKK)	79,684	1,628
Halyard Health (2)	10,600	330
HeartWare International (2)	1,800	53
Hologic (2)	16,637	572
Insulet (2)	1,100	33
Intuitive Surgical (2)	5,100	3,237
K2M Group Holdings (2)	15,500	194
Masimo (2)	1,100	55
Medtronic	106,230	8,549
Meridian Bioscience	13,700	267
Sonova (CHF) (1)	5,027	671
STERIS	5,800	403
Stryker	28,600	3,179
Vascular Solutions (2)	931	35
Wright Medical (2)	20,901	404
		29,394
Health Care Providers & Services 2.3%		
Acadia Healthcare (2)	7,700	453
Adeptus Health, Class A (2)	3,190	228
Aetna	72,100	8,164
Anthem	56,400	7,454
Cardinal Health	19,400	1,532
Centene (2)	5,200	324
Cigna	7,800	999

Cross Country Healthcare (2)	5,400	74
Diplomat Pharmacy (2)	4,300	140
Fresenius (EUR)	52,423	3,956
HCA Holdings (2)	66,400	5,181
Henry Schein (2)	9,100	1,581
Humana	7,600	1,311
LifePoint Health (2)	4,500	298
McKesson	30,500	5,586
Miraca Holdings (JPY)	28,600	1,202
Team Health Holdings (2)	3,500	168
UnitedHealth Group	56,800	7,592
Universal American	5,600	46
WellCare Health Plans (2)	6,100	619
		46,908
Health Care Technology 0.0%		
HMS Holdings (2)	15,200	251
		251
Life Sciences Tools & Services 0.7%		
Agilent Technologies	109,100	5,007
Bruker	11,700	309
Thermo Fisher Scientific	59,400	9,015
		14,331
Pharmaceuticals 3.4%		
Allergan (2)	27,702	6,531
Astellas Pharma (JPY)	276,000	3,749
Bayer (EUR)	55,648	5,302
Bristol-Myers Squibb	93,500	6,704
Catalent (2)	7,200	202
Eli Lilly	29,600	2,221
GlaxoSmithKline, ADR	36,000	1,525
Innoviva	1,500	17
Mallinckrodt (2)	43,188	2,736

Medicines Company (2)	6,300	237
Merck	14,800	833
Mylan (2)	104,900	4,546
Novartis (CHF)	78,736	6,250
Novo Nordisk, B Shares (DKK)	29,647	1,649
Pacira Pharmaceuticals (2)	7,800	363
Pfizer	397,080	13,779
Roche Holding (CHF)	22,927	6,018
Sanofi (EUR)	52,633	4,315
Takeda Pharmaceutical (JPY)	38,400	1,653
Therapeutics MD (2)	20,200	181
Theravance Biopharma (2)	471	11
Zoetis	16,200	768
		69,590
Total Health Care		192,911

INDUSTRIALS & BUSINESS SERVICES 5.7%

Aerospace & Defense 0.9%

American Science Engineering	3,100	97
Boeing	72,900	9,196
BWX Technologies	5,900	208
Harris	14,000	1,103
Hexcel	6,800	297
Meggitt (GBP)	149,605	841
Moog, Class A (2)	4,800	259
Northrop Grumman	3,900	829
Raytheon	2,800	363
Rockwell Collins	12,200	1,079
Rolls-Royce (GBP)	186,332	1,671
Rolls-Royce, Entitlement C Shares (GBP)	12,951,962	19
Teledyne Technologies (2)	5,800	569
Textron	12,000	457
Triumph Group	8,200	309

United Technologies	7,600	764
		18,061
Air Freight & Logistics 0.1%		
FedEx	16,100	2,656
		2,656
Airlines 0.5%		
Alaska Air Group	21,300	1,414
American Airlines	186,981	5,967
Delta Air Lines	14,400	626
United Continental (2)	48,400	2,182
		10,189
Building Products 0.1%		
AAON	7,975	219
Lennox International	2,900	398
PGT (2)	2,800	30
Quanex Building Products	12,000	239
Simpson Manufacturing	9,500	376
		1,262
Commercial Services & Supplies 0.3%		
ARC Document Solutions (2)	3,400	14
Copart (2)	1,500	74
G & K Services, Class A	2,700	202
HNI Corporation	3,300	152
Horizon North Logistics (CAD)	18,100	23
IHS (2)	3,300	406
Knoll	7,200	179
Matthews International, Class A	3,700	203
Mobile Mini	9,000	310
MSA Safety	9,400	474
Multi-Color	6,950	433
Ritchie Bros. Auctioneers	14,300	468

SP Plus (2)	4,400	98
Tyco International	53,100	2,263
Waste Connections US	5,450	357
		5,656
Construction & Engineering 0.0%		
Comfort Systems USA	2,600	83
Valmont Industries	2,400	332
		415
Electrical Equipment 0.5%		
ABB (CHF)	85,964	1,789
AZZ	7,300	431
Eaton	17,400	1,072
Legrand (EUR)	36,417	2,003
Mitsubishi Electric (JPY)	354,000	4,229
Thermon Group Holdings (2)	4,200	84
		9,608
Industrial Conglomerates 2.0%		
CK Hutchison Holdings (HKD)	231,386	2,682
Danaher	143,200	14,085
DCC (GBP)	27,753	2,528
GE	469,700	14,199
Koninklijke Philips (EUR)	87,231	2,351
Koninklijke Philips, Rights, 7/5/16 (EUR) (2)	87,231	—
Roper Technologies	9,400	1,608
Sembcorp Industries (SGD)	210,880	427
Siemens (EUR)	30,784	3,315
		41,195
Machinery 0.5%		
Alamo	2,400	148
Albany International	6,400	252
Chart Industries (2)	7,200	187

Clarcor	7,000	415
ESCO Technologies	8,700	350
Graco	4,600	369
Graham	1,300	23
Harsco	10,400	68
Hillenbrand	6,900	215
Illinois Tool Works	6,600	700
John Bean Technologies	11,300	686
Luxfer Holdings, ADR	9,500	126
Mueller Water Products	21,200	233
Pentair	14,600	879
Proto Labs (2)	1,100	72
RBC Bearings (2)	6,000	449
Rexnord (2)	8,900	185
SMC (JPY)	4,200	1,059
Sun Hydraulics	7,000	205
Tennant	3,800	204
THK (JPY)	84,600	1,589
Toro	6,400	572
TriMas (2)	9,600	164
Wabtec	12,700	983
Woodward	1,010	58
		10,191
Marine 0.1%		
Maersk, Series B (DKK)	1,414	1,821
Matson	6,700	224
Nippon Yusen KK (JPY)	270,000	507
		2,552
Professional Services 0.1%		
Exponent	4,000	216
Recruit Holdings (JPY)	26,600	902
		1,118

Road & Rail 0.4%

Canadian Pacific Railway	19,100	2,475
Celadon Group	7,200	71
Central Japan Railway (JPY)	12,800	2,250
Heartland Express	633	12
J.B. Hunt Transport Services	20,600	1,704
Kansas City Southern	12,600	1,173
Knight Transportation	13,075	342
Landstar System	4,300	292
Saia (2)	8,600	224
Union Pacific	2,700	227
		8,770

Trading Companies & Distributors 0.2%

Mitsubishi (JPY)	93,500	1,640
NOW (2)	4,200	73
Sumitomo (JPY)	227,900	2,315
Univar (2)	8,700	162
		4,190
Total Industrials & Business Services		115,863

INFORMATION TECHNOLOGY 9.0%

Communications Equipment 0.5%

ADTRAN	8,700	169
CalAmp (2)	6,400	96
Ciena (2)	13,700	239
Cisco Systems	180,500	5,244
Finisar (2)	18,537	312
Ixia (2)	9,900	101
Juniper Networks	126,500	2,961
LM Ericsson (SEK)	185,420	1,429
		10,551

Electronic Equipment, Instruments & Components 0.2%		
CTS	8,200	147
Electro Rent	2,400	31
FARO Technologies (2)	1,800	64
Hamamatsu Photonics (JPY)	30,000	812
InvenSense (2)	6,900	43
Keysight Technologies (2)	50,653	1,551
National Instruments	12,000	343
TE Connectivity	23,100	1,386
		4,377
Internet Software & Services 3.2%		
Alibaba Group Holding, ADR (2)	77,621	6,365
Alphabet, Class A (2)	12,300	9,211
Alphabet, Class C (2)	21,449	15,780
Baidu, ADR (2)	20,900	3,731
Cvent (2)	8,030	288
Demandware (2)	5,700	274
Endurance International Group (2)	8,200	77
Facebook (2)	144,154	17,127
Five9 (2)	16,700	170
GrubHub (2)	8,512	218
Kakaku.com (JPY)	49,900	941
LinkedIn (2)	4,900	669
Marketo (2)	9,600	338
NAVER (KRW)	1,236	747
New Relic (2)	9,800	296
Pandora Media (2)	9,400	111
Quotient Technology (2)	5,083	57
SciQuest (2)	10,000	176
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $41 (2)(3)(4)	2,471	35
Tencent Holdings (HKD)	320,800	7,125
Yahoo! Japan (JPY)	523,600	2,341

Zillow (2)	700	20
Zillow, C Shares (2)	1,500	43
		66,140
IT Services 1.4%		
Booz Allen Hamilton	5,406	158
Cognizant Technology Solutions (2)	6,000	369
EPAM Systems (2)	1,900	145
Fidelity National Information	4,800	356
Fiserv (2)	37,200	3,918
FleetCor Technologies (2)	1,200	179
Infosys, ADR	98,600	1,917
MasterCard, Class A	99,100	9,504
PayPal Holdings (2)	27,300	1,032
Visa, Class A	134,400	10,609
		28,187
Semiconductor & Semiconductor Equipment 1.1%		
Analog Devices	13,700	801
ASML Holding (EUR)	17,238	1,715
Broadcom	23,500	3,628
Cavium (2)	2,800	139
Diodes (2)	10,650	205
Fairchild Semiconductor, Class A (2)	6,900	137
Integrated Device Technology (2)	8,300	194
MACOM Technology Solutions Holdings (2)	3,300	119
Micron Technology (2)	78,500	999
Microsemi (2)	7,234	245
NXP Semiconductors (2)	57,900	5,471
PDF Solutions (2)	5,900	87
Semtech (2)	17,900	421
Silicon Laboratories (2)	300	15
Taiwan Semiconductor Manufacturing (TWD)	749,759	3,598
Texas Instruments	64,000	3,878

Tokyo Electron (JPY)	22,500	1,652
Veeco (2)	8,700	155
		23,459
Software 2.0%		
Activision Blizzard	24,700	970
Allot Communications (2)	9,300	46
Blackbaud	1,700	107
Bottomline Technologies (2)	13,000	326
CA	21,800	705
Computer Modelling (CAD)	9,700	77
Cyber-Ark Software (2)	7,490	340
Descartes Systems (2)	22,800	477
Electronic Arts (2)	23,400	1,796
FireEye (2)	10,600	169
Fleetmatics (2)	8,300	339
Fortinet (2)	2,500	86
Guidewire Software (2)	8,100	475
Imperva (2)	1,400	53
Infoblox (2)	3,500	66
Intuit	300	32
Microsoft	382,000	20,246
Progress Software (2)	8,350	220
Proofpoint (2)	10,900	639
Red Hat (2)	28,603	2,216
RingCentral (2)	7,700	152
salesforce.com (2)	81,700	6,839
ServiceNow (2)	36,200	2,593
SS&C Technologies Holdings	11,400	702
Tangoe (2)	23,400	187
Workday (2)	6,700	508
Zendesk (2)	4,600	113
		40,479

Technology Hardware, Storage & Peripherals 0.6%		
Apple	64,200	6,411
Cray (2)	6,700	223
Samsung Electronics (KRW)	1,390	1,507
Western Digital	79,200	3,686
		11,827
Total Information Technology		185,020
MATERIALS 1.5%		
Chemicals 0.8%		
Asahi Kasei (JPY)	246,000	1,636
Ashland	33,800	3,832
BASF (EUR)	26,518	2,048
Covestro (EUR)	28,270	1,199
Dow Chemical	33,600	1,726
Ecolab	3,400	399
EI du Pont de Nemours	11,100	726
Flotek Industries (2)	9,100	107
Minerals Technologies	7,500	432
PolyOne	6,300	236
PPG Industries	4,000	431
Senomyx (2)	8,200	23
Sherwin-Williams	5,900	1,717
Tosoh (JPY)	70,000	341
Umicore (EUR)	42,262	2,130
		16,983
Construction Materials 0.0%		
Martin Marietta Materials	500	95
		95
Containers & Packaging 0.2%		
Ball	2,379	172

International Paper	97,800	4,123
Multi Packaging Solutions International (2)	10,020	159
		4,454
Metals & Mining 0.3%		
Antofagasta (GBP) (1)	105,287	654
BHP Billiton (GBP)	109,811	1,309
BHP Billiton (AUD)	35,200	485
Compass Minerals	1,500	117
Constellium (2)	12,000	60
Franco-Nevada (CAD)	2,100	133
Haynes International	4,300	124
New Gold (CAD) (2)	54,600	209
Osisko Gold Royalties (CAD)	10,400	122
Petra Diamonds (GBP)	30,075	51
Rio Tinto (AUD)	22,332	721
South32 (AUD) (2)	866,591	977
Worthington Industries	3,900	146
		5,108
Paper & Forest Products 0.2%		
Clearwater Paper (2)	3,100	194
Louisiana Pacific (2)	9,400	172
Stora Enso, R Shares (EUR)	166,651	1,429
West Fraser Timber (CAD)	70,200	2,398
		4,193
Total Materials		30,833
TELECOMMUNICATION SERVICES 1.1%		
Diversified Telecommunication Services 0.7%		
KT (KRW)	49,155	1,337
Nippon Telegraph & Telephone (JPY)	121,000	5,281
Tele Danmark (DKK)	331,098	1,657

Telecom Italia (EUR)	1,199,376	926
Telefonica (EUR)	176,308	1,842
Telefonica Deutschland Holding (EUR)	397,517	1,778
Telstra (AUD)	171,708	694
		13,515
Wireless Telecommunication Services 0.4%		
America Movil, ADR	68,700	841
Softbank (JPY)	25,800	1,436
Vodafone, ADR	169,718	5,769
		8,046
Total Telecommunication Services		21,561
UTILITIES 2.1%		
Electric Utilities 1.2%		
American Electric Power	57,500	3,722
El Paso Electric	6,600	295
Exelon	188,400	6,457
FirstEnergy	119,700	3,927
PG&E	124,300	7,468
PNM Resources	18,000	591
Portland General Electric	11,100	457
SSE (GBP)	73,331	1,627
		24,544
Gas Utilities 0.1%		
Chesapeake Utilities	2,650	153
ONE Gas	12,200	716
South Jersey Industries	2,600	75
Southwest Gas	6,700	465
		1,409
Independent Power & Renewable Electricity Producers 0.2%		
AES	329,900	3,659

Dynegy (2)	1,600	30
NRG Energy	78,300	1,282
NRG Yield, Class A	1,800	26
NRG Yield, Class C	2,200	34
		5,031
Multi-Utilities 0.6%		
CenterPoint Energy	200,500	4,517
DTE Energy	2,500	227
E.ON (EUR) (2)	88,763	872
Engie (EUR)	152,070	2,343
National Grid (GBP)	232,617	3,393
NorthWestern	2,900	168
		11,520
Water Utilities 0.0%		
California Water Service Group	6,600	192
Connecticut Water Service	200	10
		202
Total Utilities		42,706
Total Common Stocks (Cost $775,739)		1,097,838
CONVERTIBLE PREFERRED STOCKS 0.0%		
FINANCIALS 0.0%		
Real Estate Investment Trusts 0.0%		
American Tower, Series A	3,684	393
Total Financials		393
INFORMATION TECHNOLOGY 0.0%		
Internet Software & Services 0.0%		
Cargurus, Series D, Acquisition Date: 7/7/15, Cost $50 (2)(3)(4)	1,234	55

Cloudera, Series F, Acquisition Date: 2/5/14, Cost $45 (2)(3)(4)	3,067	53
MongoDB, Series F, Acquisition Date: 10/2/13 Cost $44 (2)(3)(4)	2,636	19
		127
IT Services 0.0%		
Apptio, Series D, Acquisition Date: 3/9/12, Cost $59 (2)(3)(4)	3,318	48
		48
Software 0.0%		
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $55 (2)(3)(4)	24,051	44
		44
Total Information Technology		219
Total Convertible Preferred Stocks (Cost $622)		612

CORPORATE BONDS 6.8%

21st Century Fox America, 4.75%, 9/15/44	1,090,000	1,150
21st Century Fox America, 6.40%, 12/15/35	450,000	556
AbbVie, 4.45%, 5/14/46	800,000	793
ABN AMRO Bank, 4.75%, 7/28/25 (5)	945,000	977
ACE INA Holdings, 2.30%, 11/3/20	415,000	422
ACE INA Holdings, 4.35%, 11/3/45	330,000	361
Actavis Funding, 3.80%, 3/15/25	1,100,000	1,113
Actavis Funding, 4.55%, 3/15/35	1,220,000	1,211
Agilent Technologies, 3.20%, 10/1/22	120,000	121
Agilent Technologies, 3.875%, 7/15/23	120,000	124
Airbus Group Finance, 2.70%, 4/17/23 (5)	600,000	613
Alcoa, 6.15%, 8/15/20	870,000	933
Alibaba Group Holding, 3.125%, 11/28/21	750,000	758
Alibaba Group Holding, 3.60%, 11/28/24	1,305,000	1,307

Amazon.com, 3.80%, 12/5/24	1,575,000	1,737
Amazon.com, 4.95%, 12/5/44	825,000	962
American Airlines, 3.70%, 11/1/24	163,487	160
American Airlines, 4.00%, 1/15/27	516,514	540
American Airlines, 4.375%, 4/1/24	73,489	75
American Airlines, 4.95%, 7/15/24	1,079,602	1,157
Anadarko Petroleum, 6.375%, 9/15/17	35,000	37
Anthem, 3.50%, 8/15/24	990,000	1,009
Anthem, 4.65%, 1/15/43	305,000	313
APT Pipelines, 3.875%, 10/11/22 (5)	345,000	349
Arrow Electronics, 3.50%, 4/1/22	305,000	304
AT&T, 4.80%, 6/15/44	830,000	832
Avnet Electronic, 4.625%, 4/15/26	625,000	633
Banco Santander Chile, 3.875%, 9/20/22 (5)	315,000	329
Bank of America, 2.00%, 1/11/18	840,000	842
Bank of America, 3.30%, 1/11/23	1,755,000	1,786
Barclays, 5.20%, 5/12/26	655,000	671
Barclays Bank, 5.14%, 10/14/20	1,255,000	1,347
BBVA Bancomer, 4.375%, 4/10/24 (5)	885,000	914
Biogen Idec, 2.90%, 9/15/20	185,000	190
Biogen Idec, 4.05%, 9/15/25	760,000	810
Boston Properties, 3.65%, 2/1/26	370,000	386
BPCE, 4.50%, 3/15/25 (5)	975,000	958
BPCE, 4.875%, 4/1/26 (5)	970,000	984
BPCE, 5.15%, 7/21/24 (5)	285,000	294
BPCE, 5.70%, 10/22/23 (5)	460,000	493
Brambles USA, 4.125%, 10/23/25 (5)	240,000	253
British Sky Broadcasting Group, 3.75%, 9/16/24 (5)	245,000	248
Brixmor Operating Partnership, 3.875%, 8/15/22	660,000	662

Cardinal Health, 3.75%, 9/15/25	340,000	363
Catholic Health Initiatives, 2.95%, 11/1/22	250,000	253
CC Holdings, 3.849%, 4/15/23	1,190,000	1,242
Celgene, 3.625%, 5/15/24	1,185,000	1,217
Celgene, 3.875%, 8/15/25	1,980,000	2,063
Charter Communications Operating, 4.464%, 7/23/22 (5)	420,000	438
Charter Communications Operating, 4.908%, 7/23/25 (5)	1,355,000	1,450
Charter Communications Operating, 6.384%, 10/23/35 (5)	125,000	142
Charter Communications Operating, 6.484%, 10/23/45 (5)	1,275,000	1,468
CNA Financial, 3.95%, 5/15/24	515,000	524
CNA Financial, 5.875%, 8/15/20	875,000	974
Constellation Energy Group, 5.15%, 12/1/20	470,000	525
Crown Castle International, 3.40%, 2/15/21	305,000	314
Crown Castle International, 4.45%, 2/15/26	460,000	489
Crown Castle International, 5.25%, 1/15/23	320,000	355
Crown Castle Towers, 3.222%, 5/15/22 (5)	70,000	71
Crown Castle Towers, 3.663%, 5/15/45 (5)	725,000	740
Crown Castle Towers, 6.113%, 1/15/40 (5)	804,000	887
CVS Caremark, 3.50%, 7/20/22	970,000	1,024
CVS Caremark, 3.875%, 7/20/25	160,000	172
DDR, 4.25%, 2/1/26	655,000	669
Delphi, 5.00%, 2/15/23	1,120,000	1,187
Delta Airlines, 5.30%, 10/15/20	44,625	48
Delta Airlines, 7.75%, 6/17/21	63,711	72
Delta Airlines, ETC, 3.625%, 1/30/29	387,176	408
Delta Airlines, ETC, 4.95%, 5/23/19	63,980	67
Discover Bank, 2.00%, 2/21/18	250,000	249
Discover Bank, 3.10%, 6/4/20	705,000	717
Discover Financial Servicers, 3.75%, 3/4/25	430,000	428

Energy Transfer Partners, 4.15%, 10/1/20	705,000	694
Enterprise Products Operations, 2.85%, 4/15/21	140,000	142
Enterprise Products Operations, 3.95%, 2/15/27	245,000	252
Enterprise Products Operations, 5.10%, 2/15/45	945,000	963
ERAC USA Finance, 3.80%, 11/1/25 (5)	465,000	487
Essex Portfolio, 3.375%, 4/15/26	405,000	408
Exelon, 2.85%, 6/15/20	255,000	261
Exelon Generation, 2.95%, 1/15/20	330,000	336
Expedia, 5.00%, 2/15/26 (5)	1,175,000	1,182
Express Scripts Holding, 3.30%, 2/25/21	85,000	88
Express Scripts Holding, 4.50%, 2/25/26	715,000	767
FirstEnergy, 4.25%, 3/15/23	445,000	460
FirstEnergy Transmission, 4.35%, 1/15/25 (5)	815,000	852
GATX, 2.50%, 3/15/19	550,000	547
GATX, 2.50%, 7/30/19	355,000	357
GATX, 3.50%, 7/15/16	209,000	210
GATX, 4.85%, 6/1/21	380,000	403
General Motors, 4.00%, 4/1/25	1,155,000	1,158
Goldman Sachs, 4.25%, 10/21/25	610,000	619
Goldman Sachs, 5.75%, 1/24/22	1,745,000	1,995
Goldman Sachs, 6.15%, 4/1/18	515,000	555
Goldman Sachs, 6.75%, 10/1/37	610,000	738
Grain Spectrum Funding, 4.00%, 10/10/18 (5)	660,000	661
GTP Acquisition Partners, 2.50%, 6/15/45 (5)	875,000	884
Harris, 2.70%, 4/27/20	120,000	120
Harris, 3.832%, 4/27/25	165,000	171
Harris, 4.854%, 4/27/35	875,000	934
Harvard University, 3.619%, 10/1/37	225,000	233
Heathrow Funding, 4.875%, 7/15/23 (5)	695,000	754

Holcim, 5.15%, 9/12/23 (5)	395,000	424
Holcim, 6.00%, 12/30/19 (5)	320,000	355
Home Depot, 3.35%, 9/15/25	115,000	123
HPHT Finance 15, 2.25%, 3/17/18 (5)	710,000	710
HSBC Holdings, 2.95%, 5/25/21	615,000	617
HSBC Holdings, VR, 6.375%, 3/29/49	740,000	710
Humana, 3.85%, 10/1/24	580,000	605
Humana, 4.95%, 10/1/44	750,000	794
IFC Development, 2.375%, 5/21/19	835,000	839
Imperial Tobacco Finance, 2.95%, 7/21/20 (5)	950,000	977
Imperial Tobacco Finance, 4.25%, 7/21/25 (5)	690,000	739
ING Bank, 2.45%, 3/16/20 (5)	455,000	460
ING Bank, VR, 4.125%, 11/21/23	990,000	1,006
Interpublic Group of Companies, 3.75%, 2/15/23	225,000	231
Interpublic Group of Companies, 4.00%, 3/15/22	490,000	512
Interpublic Group of Companies, 4.20%, 4/15/24	295,000	310
Intesa Sanpaolo, 6.50%, 2/24/21 (5)	210,000	239
JD.com, 3.875%, 4/29/26	1,055,000	981
JPMorgan Chase, 3.875%, 9/10/24	965,000	984
Kaiser Permanente, 3.50%, 4/1/22	275,000	290
Kimco Realty, 3.40%, 11/1/22	130,000	134
Kinder Morgan Energy Partners, 4.30%, 5/1/24	665,000	646
Kinder Morgan Energy Partners, 5.95%, 2/15/18	360,000	379
Kinder Morgan Finance, 6.00%, 1/15/18 (5)	715,000	753
Liberty Mutual Group, 4.85%, 8/1/44 (5)	955,000	934
Life Technologies, 6.00%, 3/1/20	800,000	892
Lockheed Martin, 3.55%, 1/15/26	645,000	683
Lockheed Martin, 3.60%, 3/1/35	195,000	191
Lockheed Martin, 3.80%, 3/1/45	490,000	478

LYB International Finance, 4.00%, 7/15/23	685,000	722
Martin Marietta Materials, 4.25%, 7/2/24	755,000	790
Massachusetts Institute of Technology, 3.959%, 7/1/38	350,000	383
Mead Johnson Nutrition, 4.125%, 11/15/25	440,000	470
Medtronic, 4.625%, 3/15/45	770,000	855
Merrill Lynch, 6.875%, 4/25/18	1,310,000	1,430
Morgan Stanley, 3.75%, 2/25/23	1,955,000	2,037
Morgan Stanley, 7.30%, 5/13/19	2,240,000	2,564
Nationwide Building Society, 3.90%, 7/21/25 (5)	745,000	793
Newell Rubbermaid, 3.90%, 11/1/25	140,000	143
Newell Rubbermaid, 5.50%, 4/1/46	435,000	498
O'Reilly Automotive, 3.80%, 9/1/22	420,000	443
O'Reilly Automotive, 4.625%, 9/15/21	80,000	87
Omnicom Group, 3.65%, 11/1/24	1,005,000	1,043
Origin Energy Finance, 3.50%, 10/9/18 (5)	1,285,000	1,284
Perrigo, 2.30%, 11/8/18	880,000	877
Plains All American Pipeline, 6.50%, 5/1/18	735,000	778
Priceline Group, 3.60%, 6/1/26	565,000	566
Priceline Group, 3.65%, 3/15/25	670,000	682
Principal Financial Group, VR, 4.70%, 5/15/55	710,000	705
QVC, 3.125%, 4/1/19	1,325,000	1,342
QVC, 4.375%, 3/15/23	705,000	698
QVC, 4.45%, 2/15/25	115,000	112
QVC, 4.85%, 4/1/24	545,000	545
QVC, 5.125%, 7/2/22	220,000	232
Reinsurance Group of America, 5.00%, 6/1/21	450,000	489
Reinsurance Group of America, 6.45%, 11/15/19	400,000	450
Reynolds American, 4.00%, 6/12/22	345,000	371
Reynolds American, 4.45%, 6/12/25	580,000	636

Reynolds American, 5.85%, 8/15/45	290,000	353
Rogers Communications, 3.625%, 12/15/25	225,000	237
Roper Technologies, 3.00%, 12/15/20	490,000	501
Santander U.K., 2.875%, 10/16/20	195,000	195
SBA Tower Trust, 2.898%, 10/15/44 (5)	445,000	447
SBA Tower Trust, 2.933%, 12/15/42 (5)	375,000	374
SBA Tower Trust, 3.156%, 10/15/45 (5)	650,000	648
SBA Tower Trust, 3.869%, 10/15/49 (5)	785,000	785
Schlumberger Holdings, 3.00%, 12/21/20 (5)	540,000	553
Schlumberger Holdings, 4.00%, 12/21/25 (5)	1,020,000	1,064
Sempra Energy, 2.85%, 11/15/20	330,000	340
SES, 3.60%, 4/4/23 (5)	305,000	302
Shell International Finance, 2.125%, 5/11/20	765,000	768
Shell International Finance, 3.25%, 5/11/25	1,945,000	1,986
Simon Property Group, 2.50%, 9/1/20	825,000	844
Sirius XM Radio, 5.25%, 8/15/22 (5)	1,260,000	1,323
Solvay Finance, 4.45%, 12/3/25 (5)	590,000	605
Southern Company, 2.95%, 7/1/23	715,000	724
Spectra Energy Capital, 3.30%, 3/15/23	585,000	541
Telefonica Emisiones, 4.57%, 4/27/23	150,000	163
Tencent Holdings, 2.875%, 2/11/20 (5)	400,000	407
Tencent Holdings, 3.80%, 2/11/25	1,230,000	1,278
Teva Pharmaceutical Finance, 6.15%, 2/1/36	315,000	368
Thermo Fisher Scientific, 4.15%, 2/1/24	595,000	640
Thomson Reuters, 3.35%, 5/15/26	145,000	145
Time Warner Cable, 6.55%, 5/1/37	310,000	349
Time Warner Cable, 6.75%, 6/15/39	565,000	646
Time Warner Cable, 8.25%, 4/1/19	280,000	324
TransCanada Pipelines, 4.875%, 1/15/26	825,000	907

Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (5)	245,000	245
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19	520,000	519
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	760,000	758
American Express Credit Account Master Trust Series 2013-1, Class A, VR 0.855%, 2/16/21	415,000	417
AmeriCredit Automobile Receivables Trust Series 2013-2, Class D 2.42%, 5/8/19	615,000	617
AmeriCredit Automobile Receivables Trust Series 2013-5, Class C 2.29%, 11/8/19	320,000	322
AmeriCredit Automobile Receivables Trust Series 2015-1, Class A3 1.26%, 11/8/19	285,000	285
AmeriCredit Automobile Receivables Trust Series 2015-3, Class B 2.08%, 9/8/20	390,000	389
AmeriCredit Automobile Receivables Trust Series 2015-4, Class C 2.88%, 7/8/21	175,000	176
AmeriCredit Automobile Receivables Trust Series 2016-1, Class A3 1.81%, 10/8/20	155,000	156
Ascentium Equipment Receivables Series 2015-1A, Class A3 1.61%, 10/13/20 (5)	281,000	280
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (5)	645,000	642
Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (5)	350,000	357

Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (5)	580,000	583
Avis Budget Rental Car Funding Series 2014-2A, Class A 2.50%, 2/20/21 (5)	245,000	246
Avis Budget Rental Car Funding Series 2015-2A, Class A 2.63%, 12/20/21 (5)	425,000	426
Barclays Drydock issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	525,000	536
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	135,000	137
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21	1,275,000	1,280
Cabela's Credit Card Master Trust Series 2011-2A, Class A1 2.39%, 6/17/19 (5)	545,000	545
Cabela's Credit Card Master Trust Series 2012-2A, Class A1 1.45%, 6/15/20 (5)	670,000	670
Cabela's Credit Card Master Trust Series 2015-2, Class A1 2.25%, 7/17/23	420,000	422
Capital Auto Receivables Asset Trust Series 2014-1, Class C 2.84%, 4/22/19	100,000	101
Capital Auto Receivables Asset Trust Series 2014-2, Class A4 1.62%, 10/22/18	935,000	937
Capital Auto Receivables Asset Trust Series 2015-2, Class A3 1.73%, 9/20/19	560,000	562
Capital Auto Receivables Asset Trust Series 2015-3, Class A2 1.72%, 1/22/19	1,095,000	1,096

Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.01%, 7/20/20	95,000	95
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A 1.39%, 1/15/21	790,000	791
CarMax Auto Owner Trust Series 2012-3, Class D 2.29%, 4/15/19	205,000	206
CarMax Auto Owner Trust Series 2013-3, Class A4 1.49%, 1/15/19	515,000	516
CarMax Auto Owner Trust Series 2013-3, Class B 1.91%, 3/15/19	500,000	502
CarMax Auto Owner Trust Series 2014-1, Class B 1.69%, 8/15/19	80,000	80
CarMax Auto Owner Trust Series 2014-1, Class C 1.93%, 11/15/19	115,000	115
CarMax Auto Owner Trust Series 2016-1, Class A4 1.88%, 6/15/21	465,000	467
CarMax Auto Owner Trust Series 2016-2, Class B 2.16%, 12/15/21	85,000	85
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (5)	195,328	195
Chase Issuance Trust Series 2014-A5, Class A5, VR 0.805%, 4/15/21	655,000	655
Chase Issuance Trust Series 2015-A2, Class A 1.59%, 2/18/20	560,000	564
Citibank Credit Card Issuance Trust Series 2013-A2, Class A2, VR 0.723%, 5/26/20	1,055,000	1,056

CNH Equipment Trust Series 2012-D, Class B 1.27%, 5/15/20	425,000	425
CNH Wholesale Master Note Trust Series 2013-2A, Class A, VR 1.035%, 8/15/19 (5)	525,000	525
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (5)	345,625	347
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (5)	239,907	241
Discover Card Master Trust I Series 2014-A5, Class A 1.39%, 4/15/20	940,000	944
Discover Card Master Trust I Series 2016-A3, Class A3 1.85%, 10/16/23	425,000	422
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (5)	566,520	582
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (5)	234,328	232
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (5)	15,945	16
Ford Credit Auto Owner Trust Series 2012-D, Class C 1.23%, 8/15/18	105,000	104
Ford Credit Auto Owner Trust Series 2013-C, Class D 2.50%, 1/15/20	530,000	535
Ford Credit Auto Owner Trust Series 2014-C, Class A4 1.56%, 2/15/20	210,000	211
Ford Credit Auto Owner Trust Series 2014-REV1, Class A 2.26%, 11/15/25 (5)	1,310,000	1,328

Ford Credit Auto Owner Trust Series 2016-A, Class A4 1.60%, 6/15/21	295,000	295
Ford Credit Floorplan Master Owner Trust Series 2014-4, Class B 1.65%, 8/15/19	170,000	169
Fosse Master Issuer Series 2011-1A, Class A5, CMO, VR 2.133%, 10/18/54 (5)	94,974	95
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	705,000	714
GE Capital Credit Card Master Note Trust Series 2012-6, Class B 1.83%, 8/17/20	675,000	674
GM Financial Auto Lease Series 2015-3, Class A4 1.81%, 11/20/19	700,000	700
GM Financial Auto Lease Series 2016-2, Class B 2.08%, 3/20/20	375,000	373
GM Financial Auto Lease Series 2016-2, Class C 2.58%, 3/20/20	230,000	229
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21 (5)	560,000	561
GMF Floorplan Owner Revolving Trust Series 2016-1, Class B 2.41%, 5/17/21 (5)	150,000	150
GMF Floorplan Owner Revolving Trust Series 2016-1, Class C 2.85%, 5/17/21 (5)	100,000	100
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (5)	364,581	358
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (5)	704,450	624

Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.828%, 10/15/54 (5)	405,000	411
Honda Auto Receivables Owner Trust Series 2014-4, Class A4 1.46%, 10/15/20	170,000	171
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A4 1.66%, 7/15/19 (5)	945,000	947
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A3 1.52%, 10/15/19 (5)	200,000	200
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A4 1.68%, 4/15/20 (5)	100,000	100
Kubota Credit Owner Trust Series 2014-1A, Class A4 1.67%, 7/15/20 (5)	395,000	395
Marriot Vacation Club Owner Trust Series 2015-1A, Class A 2.52%, 12/20/32 (5)	921,525	916
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (5)	59,596	59
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (5)	104,617	102
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (5)	475,000	475
MMAF Equipment Finance Series 2015-AA, Class A4 1.93%, 7/16/21 (5)	390,000	392
MMAF Equipment Finance Series 2016-AA, Class A4 1.76%, 1/17/23 (5)	435,000	433
Nationstar Home Equity Loan Trust Series 2016-1A, Class A 2.981%, 2/25/26 (5)	163,254	163

Nissan Auto Lease Trust Series 2015-B, Class A3 1.54%, 4/16/18	415,000	416
Nissan Master Owner Trust Receivables Series 2015-A, Class A2 1.44%, 1/15/20	870,000	871
OneMain Financial Issuance Trust Series 2016-1A, Class A 3.66%, 2/20/29 (5)	230,000	233
OneMain Financial Issuance Trust Series 2016-2A, Class A 4.10%, 3/20/28 (5)	230,000	235
Sierra Receivables Funding Series 2014-2A, Class A 2.05%, 6/20/31 (5)	212,023	211
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (5)	613,279	613
Sierra Receivables Funding Series 2015-2A, Class A 2.43%, 6/20/32 (5)	262,830	264
Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (5)	185,780	187
SLM Student Loan Trust Series 2008-4, Class A4, VR 2.288%, 7/25/22	100,000	100
SLM Student Loan Trust Series 2008-5, Class A4, VR 2.338%, 7/25/23	537,063	540
SLM Student Loan Trust Series 2008-9, Class A, VR 2.138%, 4/25/23	378,230	376
Smart Trust Australia Series 2012-4US, Class A4A 1.25%, 8/14/18	260,293	260
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	99,738	100

Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	327,080	324
Smart Trust Australia Series 2015-1US, Class A3A 1.50%, 9/14/18	305,000	304
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (5)	420,000	413
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (5)	470,000	480
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (5)	520,000	520
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (5)	195,000	195
SunTrust Auto Receivables Trust Series 2015-1A, Class A3 1.42%, 9/16/19 (5)	1,195,000	1,195
Synchrony Credit Card Master Note Trust Series 2013-1, Class B 1.69%, 3/15/21	980,000	978
Synchrony Credit Card Master Note Trust Series 2014-1, Class B 1.81%, 11/15/20	480,000	479
Synchrony Credit Card Master Note Trust Series 2014-1, Class C 1.91%, 11/15/20	230,000	229
Toyota Auto Receivables Owner Trust Series 2015-C, Class A4 1.69%, 12/15/20	640,000	643
Utility Debt Securitization Authority Series 2013-T, Class T1 2.042%, 6/15/21	305,000	309
Volvo Financial Equipment Series 2016-1A, Class A3 1.67%, 2/18/20 (5)	355,000	354

Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (5)	1,009,925	1,004
Wheels Series 2015-1A, Class A2 1.27%, 4/22/24 (5)	310,781	308
World Omni Auto Lease Securitization Series 2014-A, Class B 1.65%, 4/15/20	445,000	446
Total Asset-Backed Securities (Cost $46,599)		46,601

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 2.5%

Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 5.946%, 7/10/44	450,000	444
Banc of America Commercial Mortgage Series 2006-5, Class AM 5.448%, 9/10/47	1,470,000	1,481
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 5.808%, 2/10/51	410,000	427
Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	358,017	367
Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 3.26%, 5/25/34	36,464	36
Banc of America Mortgage Securities Series 2004-H, Class 2A2, ARM 2.858%, 9/25/34	40,084	39
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 2.85%, 10/25/34	14,250	14
Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.922%, 11/25/35	210,807	193

Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 3.073%, 11/25/35	62,655	59
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.945%, 2/25/34	49,025	46
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	21,523	20
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	380,000	406
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A4 3.635%, 10/10/47	1,140,000	1,214
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A4 3.192%, 4/10/48	835,000	860
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class A4 3.818%, 11/10/48	565,000	609
Citigroup Commercial Mortgage Trust Series 2015-P1, Class A5 3.717%, 9/15/48	255,000	273
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, ARM 6.094%, 12/10/49	368,940	383
Commercial Mortgage PTC Series 2006-C7, Class AM, ARM 5.823%, 6/10/46	29,684	30
Commercial Mortgage PTC Series 2014-CR21, Class A3 3.528%, 12/10/47	1,720,000	1,824
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.286%, 2/13/32 (5)	320,000	317
Commercial Mortgage PTC Series 2014-UBS5, Class A4 3.838%, 9/10/47	480,000	516

Commercial Mortgage PTC Series 2014-UBS6, Class A5 3.644%, 12/10/47	875,000	930
Commercial Mortgage PTC Series 2015-LC21, Class B, ARM 4.312%, 7/10/48	500,000	515
Commercial Mortgage PTC Series 2015-LC21, Class C, ARM 4.312%, 7/10/48	290,000	264
Commercial Mortgage PTC Series 2015-LC23, Class A4 3.774%, 10/10/53	500,000	538
Commercial Mortgage PTC Series 2015-PC1, Class A2 3.148%, 7/10/50	195,000	202
Commercial Mortgage PTC Series 2015-PC1, Class AM 4.29%, 7/10/50	150,000	162
Commercial Mortgage PTC Series 2015-PC1, Class B, ARM 4.443%, 7/10/50	250,000	255
Commercial Mortgage PTC Series 2015-PC1, Class C, ARM 4.443%, 7/10/50	200,000	182
Commercial Mortgage PTC Series 2016-CR28, Class AHR 3.651%, 2/10/49	335,000	348
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.546%, 11/25/24	122,323	123
Connecticut Avenue Securities Series 2016-C02, Class 1M1, CMO, ARM 2.596%, 9/25/28	370,620	375
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 2.051%, 1/25/34	44,439	42
Credit Suisse Mortgage Trust Series 2015-GLPB, Class A 3.639%, 11/15/34 (5)	1,155,000	1,227

Credit Suisse Mortgage Trust Series 2015-GLPB, Class B, ARM 3.811%, 11/15/34 (5)	495,000	506
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	275,000	294
CSAIL Commercial Mortgage Trust Series 2016-C6, Class A5 3.09%, 1/15/49	370,000	379
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.279%, 9/19/44	154,185	142
FREMF Mortgage Trust Series 2015-K43, Class B, ARM 3.735%, 2/25/48 (5)	190,000	179
FREMF Mortgage Trust Series 2015-K45, Class B, ARM 3.591%, 4/25/48 (5)	345,000	323
FREMF Mortgage Trust Series 2015-K46, Class B, ARM 3.696%, 4/25/48 (5)	585,000	548
FREMF Mortgage Trust Series 2015-K48, Class B, ARM 3.636%, 6/25/25 (5)	360,000	336
FREMF Mortgage Trust Series 2015-K718, Class B, ARM 3.547%, 2/25/22 (5)	625,000	587
FREMF Mortgage Trust Series 2015-K720, Class B, ARM 3.389%, 7/25/22 (5)	280,000	260
GMAC Commercial Mortgage Securities Series 2006-C1, Class AM, ARM 5.29%, 11/10/45	195,695	196
Goldman Sachs Mortgage Securities II Series 2012-GCJ9, Class A3 2.773%, 11/10/45	390,000	400
Goldman Sachs Mortgage Securities Trust Series 2015-GC34, Class A4 3.506%, 10/10/48	695,000	732

Goldman Sachs Mortgage Securities Trust Series 2016-GS2, Class A4 3.05%, 5/10/49	410,000	422
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.492%, 7/25/44 (5)	221,994	224
Greenwich Capital Commercial Funding Series 2006-GG7, Class A4, ARM 5.921%, 7/10/38	4,194	4
Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	610,000	622
Greenwich Capital Commercial Funding Series 2007-GG9, Class AMFX 5.475%, 3/10/39	835,000	845
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 0.876%, 6/25/35	499,975	468
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C19, Class AS, ARM 4.243%, 4/15/47	350,000	380
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C24, Class A5 3.639%, 11/15/47	210,000	224
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C28, Class A4 3.227%, 10/15/48	1,305,000	1,346
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A2 3.087%, 7/15/48	80,000	83
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A5 3.822%, 7/15/48	620,000	667
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C31, Class A3 3.801%, 8/15/48	615,000	661
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP8, Class AJ, ARM 5.48%, 5/15/45	100,000	100

JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.699%, 2/12/49	1,305,000	1,331
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	865,000	888
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class AM, ARM 6.009%, 2/15/51	1,335,000	1,386
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	515,000	528
JPMorgan Chase Commercial Mortgage Securities Series 2013-LC11, Class A5 2.96%, 4/15/46	315,000	324
JPMorgan Chase Commercial Mortgage Securities Series 2016-ATRM, Class A 2.962%, 10/5/28 (5)	730,000	736
JPMorgan Deutsche Bank Commercial Mortgage Securities Series 2016-C2, Class A4 3.144%, 6/15/49	310,000	319
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM, ARM 5.493%, 2/15/40	1,245,000	1,261
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.085%, 4/15/41	310,000	307
Liberty Street Trust Series 2016-225L, Class A 3.597%, 2/10/36 (5)	235,000	250
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4, ARM 5.832%, 6/12/50	495,000	507
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class A4 3.306%, 4/15/48	690,000	717
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	85,000	91

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class B, ARM 4.354%, 5/15/48	150,000	156
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class C, ARM 4.354%, 5/15/48	100,000	92
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, Class A4 3.325%, 5/15/49	235,000	244
Morgan Stanley Capital I Series 2007-HQ11, Class AJ, ARM 5.508%, 2/12/44	400,000	393
Morgan Stanley Capital I Series 2015-MS1, Class AS , ARM 4.029%, 5/15/48	55,000	59
Morgan Stanley Capital I Series 2015-MS1, Class B, ARM 4.029%, 5/15/48	155,000	159
Palisades Center Trust Series 2016-PLSD, Class A 2.713%, 4/13/33 (5)	830,000	830
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.846%, 8/25/24	356,741	361
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.646%, 9/25/24	400,000	401
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M2, CMO, ARM 3.096%, 10/25/24	270,000	274
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 2.846%, 1/25/25	570,000	578
Structured Agency Credit Risk Debt Notes Sereis 2015-DNA1, Class M2, CMO, ARM 2.296%, 10/25/27	725,000	723
Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M2, CMO, ARM 3.046%, 12/25/27	690,000	704

Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 3.296%, 4/25/28	360,000	369
Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2, CMO, ARM 3.096%, 3/25/28	680,000	697
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2, CMO, ARM 2.646%, 3/25/25	470,000	475
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 2.396%, 5/25/25	450,000	446
Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M2, CMO, ARM 3.246%, 5/25/28	500,000	513
Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M2, CMO, ARM 3.339%, 7/25/28	290,000	299
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	42,975	44
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (5)	524,643	529
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (5)	519,498	520
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (5)	313,627	314
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (5)	457,399	458
Towd Point Mortgage Trust Series 2016-1, Class A3B, CMO, ARM 3.00%, 2/25/55 (5)	535,990	535
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (5)	345,000	345

WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.628%, 9/25/35	9,269	9
Wells Fargo Commercial Mortgage Trust Series 2016-C34, Class A4 3.096%, 6/15/49	700,000	715
Wells Fargo Commercial Mortgage Trust Series 2015-C29, Class A4 3.637%, 6/15/48	805,000	857
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class C, ARM 4.056%, 4/15/50	345,000	324
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A2 3.02%, 7/15/58	310,000	321
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A5, ARM 3.767%, 7/15/58	555,000	596
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class AS, ARM 4.121%, 7/15/58	105,000	113
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class B, ARM 4.252%, 7/15/58	170,000	176
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class C, ARM 4.252%, 7/15/58	95,000	89
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, 12/15/47	530,000	570
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 2.706%, 1/25/34	46,191	47
Wells Fargo Mortgage Backed Securities Trust Series 2004-G, Class A3, CMO, ARM 2.876%, 6/25/34	15,916	16
WF-RBS Commercial Mortgage Trust Series 2013-C13, Class A4 3.001%, 5/15/45	650,000	670

WF-RBS Commercial Mortgage Trust Series 2013-C18, Class A3 3.651%, 12/15/46	285,000	303
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 5/15/47	575,000	625
Total Non-U.S. Government Mortgage-Backed Securities (Cost $50,403)		50,243

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 8.1%

U.S. Government Agency Obligations 5.8% (7)

Federal Home Loan Mortgage		
1.426%, 8/25/17	183,112	183
1.875%, 4/25/22	320,583	322
2.50%, 5/1/28 - 5/1/30	2,231,506	2,289
3.00%, 12/1/42 - 7/1/43	4,542,301	4,664
3.50%, 8/1/42 - 5/1/46	6,624,189	6,953
4.00%, 6/1/24 - 11/1/45	4,724,539	5,047
4.50%, 12/1/18 - 10/1/41	3,391,661	3,703
5.00%, 10/1/18 - 8/1/40	1,440,327	1,582
5.50%, 3/1 - 11/1/18	18,668	19
6.00%, 8/1/21 - 8/1/38	511,953	579
6.50%, 11/1/29 - 7/1/35	63,813	73
7.00%, 10/1/25 - 6/1/32	14,370	16
Federal Home Loan Mortgage, ARM		
2.475%, 7/1/35	29,742	31
2.535%, 9/1/32	1,586	2
2.664%, 1/1/37	36,672	39
2.676%, 2/1/37	173,599	183
2.682%, 2/1/35	146,181	154

Federal National Mortgage Assn.		
2.50%, 10/1/27 - 4/1/43	6,220,437	6,357
3.00%, 5/1/27 - 11/1/43	14,111,047	14,568
3.50%, 5/1/42 - 5/1/46	23,630,042	24,769
4.00%, 3/1/24 - 1/1/46	12,427,061	13,310
4.50%, 5/1/19 - 12/1/45	5,234,125	5,695
5.00%, 10/1/18 - 8/1/45	5,613,085	6,239
5.50%, 1/1/17 - 9/1/41	3,265,996	3,683
6.00%, 5/1/21 - 5/1/42	2,469,063	2,833
6.50%, 5/1/17 - 5/1/40	961,696	1,120
7.00%, 9/1/30 - 4/1/32	12,252	15
8.50%, 11/1/21	62	—
Federal National Mortgage Assn., ARM, 2.491%, 8/1/36	106,635	113
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	10,400	2
Federal National Mortgage Assn., TBA		
2.50%, 1/1/27	2,315,000	2,369
3.00%, 1/1/27 - 1/1/43	8,555,000	8,758
4.00%, 1/1/41	2,295,000	2,447
4.50%, 1/1/35	375,000	408
		118,525

U.S. Government Obligations 2.3%

Government National Mortgage Assn.		
2.50%, 11/20/42 - 4/20/46	4,658,704	4,664
3.00%, 8/20/42 - 7/15/43	2,413,952	2,500
3.50%, 9/20/42 - 2/20/46	10,115,522	10,703
4.00%, 9/20/40 - 12/20/45	7,395,519	7,907
4.50%, 11/20/39 - 9/15/45	2,812,573	3,073
5.00%, 7/20/39 - 8/20/41	2,085,034	2,324
5.50%, 10/20/32 - 6/20/44	1,263,106	1,407

6.00%, 11/20/33 - 12/20/37	273,672	321
6.50%, 4/15/27 - 2/15/29	9,397	11
7.00%, 9/20/27	4,269	5
7.50%, 1/15/30	6,772	7
8.00%, 9/15/22 - 10/20/25	2,211	2
Government National Mortgage Assn., CMO, IO		
3.50%, 5/20/43	397,042	71
4.00%, 5/20/37 - 2/20/43	852,575	124
4.50%, 11/20/37 - 12/20/39	773,495	48
Government National Mortgage Assn., TBA		
3.00%, 1/1/43	13,065,000	13,490
4.50%, 1/1/38	280,000	300
		46,957
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $163,797)		165,482

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 3.7%

U.S. Government Agency Obligations 0.1% (8)

Federal National Mortgage Assn., 7.125%, 1/15/30	1,270,000	1,931
Resolution Funding, 8.125%, 10/15/19	210,000	257
		2,188

U.S. Treasury Obligations 3.6%

U.S. Treasury Bonds, 3.00%, 11/15/44	4,445,000	4,778
U.S. Treasury Bonds, 3.00%, 5/15/45	4,020,000	4,319
U.S. Treasury Bonds, 3.125%, 2/15/43 (9)	9,525,000	10,527
U.S. Treasury Bonds, 3.375%, 5/15/44	3,635,000	4,197
U.S. Treasury Bonds, 4.625%, 2/15/40	2,730,000	3,792
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	9,975,408	10,299

U.S. Treasury Notes, 0.75%, 4/30/18	5,065,000	5,053
U.S. Treasury Notes, 1.50%, 5/31/19	2,970,000	3,011
U.S. Treasury Notes, 1.50%, 11/30/19	9,070,000	9,179
U.S. Treasury Notes, 1.625%, 8/31/19	6,240,000	6,347
U.S. Treasury Notes, 2.00%, 8/31/21	11,175,000	11,489
U.S. Treasury Notes, 2.00%, 2/15/25	485,000	493
U.S. Treasury Notes, 2.75%, 2/15/19	190,000	199
		73,683
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $71,577)		75,871

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.5%

Autoridad del Canal de Panama, 4.95%, 7/29/35 (5)	200,000	211
CCCI Treasure, FRN, 3.50%, 12/29/49	210,000	213
CNOOC Finance 2014, 4.25%, 4/30/24	200,000	208
CNOOC Finance 2015, 3.50%, 5/5/25	800,000	790
Comision Federal de Eletricidad, 4.875%, 1/15/24 (5)	200,000	206
CRCC Yupeng, FRN, 3.95%, 2/28/49	200,000	206
Government of Bermuda, 4.138%, 1/3/23 (5)	200,000	206
Government of Bermuda, 4.854%, 2/6/24 (5)	555,000	591
Government of Bermuda, 5.603%, 7/20/20 (5)	255,000	282
Kingdom of Morocco, 4.25%, 12/11/22 (5)	460,000	475
Pertamina, 4.30%, 5/20/23	200,000	200
Pertamina, 6.45%, 5/30/44 (5)	265,000	267
Petroleos Mexicanos, 3.50%, 7/18/18	495,000	499
Petroleos Mexicanos, 3.50%, 7/23/20	315,000	309
Petroleos Mexicanos, 4.875%, 1/24/22	435,000	436
Petroleos Mexicanos, 6.50%, 6/2/41	60,000	57

Province of Manitoba, 1.30%, 4/3/17	545,000	545
Province of Manitoba, 3.05%, 5/14/24	170,000	179
Province of Ontario, 1.20%, 2/14/18	200,000	200
Province of Ontario, 2.50%, 9/10/21	1,240,000	1,275
Republic of Indonesia, 4.875%, 5/5/21 (5)	485,000	520
Republic of Slovenia, 5.85%, 5/10/23	470,000	542
Swedish Export Credit, 5.125%, 3/1/17	800,000	825
United Mexican States, 4.125%, 1/21/26	600,000	627
Total Foreign Government Obligations & Municipalities (Cost $9,606)		9,869
MUNICIPAL SECURITIES 0.7%		
California 0.1%		
Bay Area Toll Auth., Build America, 6.263%, 4/1/49	515,000	759
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	530,000	709
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	295,000	435
San Diego County Water Auth., Build America, Series B 6.138%, 5/1/49	170,000	238
		2,141
Colorado 0.0%		
Denver School Dist. No. 1, Public Schools, Series B, COP 4.242%, 12/15/37	210,000	227
		227
District of Columbia 0.0%		
District of Columbia, Income Tax, Build America, Series E 5.591%, 12/1/34	70,000	90
		90
Florida 0.1%		
Florida Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 1.298%, 7/1/16	375,000	375

Florida Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.995%, 7/1/20	430,000	445
Florida Board of Administration Fin. Corp., Series A 2.163%, 7/1/19	175,000	178
		998
Illinois 0.0%		
Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	260,000	355
Metropolitan Water Reclamation Dist. of Chicago Build America, 5.72%, 12/1/38	430,000	525
		880
Maryland 0.1%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	375,000	494
Maryland Transportation Auth., Build America, Series B 5.754%, 7/1/41	590,000	753
		1,247
New York 0.2%		
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	220,000	343
New York City, Build America, Series F1, 6.271%, 12/1/37	540,000	737
New York City, Build America, Series H-1, 5.846%, 6/1/40	270,000	361
New York City Municipal Water Fin. Auth., Water & Sewer Build America, 5.952%, 6/15/42	160,000	221
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	600,000	763
Port Auth. of New York & New Jersey, Consolidated 174th 4.458%, 10/1/62	905,000	995
		3,420
North Carolina 0.1%		
North Carolina Eastern Municipal Power Agency 1.561%, 7/1/17	195,000	196

SECURITIES LENDING COLLATERAL 0.5%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.4%

Short-Term Funds 0.4%

T. Rowe Price Short-Term Reserve Fund, 0.33% (10)(12)	827,171	8,272
Total Investments through Securities Lending Program with JPMorgan Chase Bank		8,272

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.1%

Short-Term Funds 0.1%

T. Rowe Price Short-Term Reserve Fund, 0.33% (10)(12)	126,652	1,266
Total Investments through Securities Lending Program with State Street Bank and Trust Company		1,266
Total Securities Lending Collateral (Cost $9,538)		9,538
Total Investments in Securities		
101.8% of Net Assets (Cost $1,740,115)		**$ 2,074,678**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at May 31, 2016 -- total value of such securities at period-end amounts to $8,978. See Note 4.

(2) Non-income producing

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $254 and represents 0% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $66,611 and represents 3.3% of net assets.

(6) In default with respect to payment of principal and interest.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,740,115)	$ 2,074,678
Receivable for investment securities sold	58,573
Dividends and interest receivable	5,173
Receivable for shares sold	1,697
Foreign currency (cost $147)	147
Cash	68
Variation margin receivable on futures contracts	6
Unrealized gain on bilateral swaps	1
Other assets	1,244
Total assets	2,141,587
Liabilities	
Payable for investment securities purchased	91,684
Obligation to return securities lending collateral	9,538
Payable for shares redeemed	888
Investment management fees payable	702
Due to affiliates	131
Other liabilities	886
Total liabilities	103,829
NET ASSETS	$ 2,037,758
Net Assets Consist of:	
Undistributed net investment income	$ 9,636
Accumulated undistributed net realized loss	(16,702)
Net unrealized gain	334,517
Paid-in capital applicable to 95,455,294 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,710,307
NET ASSETS	$ 2,037,758

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund pursues this objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds, and 10% money market securities. The fund has two classes of shares: the Personal Strategy Balanced Fund original share class, referred to in this report as the Investor Class, incepted on July 29, 1994, and the Personal Strategy Balanced Fund–I Class (I Class), incepted on March, 23, 2016. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $18,000 for the year ended May 31, 2016.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2016, totaled $(98,000) for the year ended May 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2016, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of May 31, 2016, securities valued at $254,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 1% and 2% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2016, the notional amount of protection sold by the fund totaled $920,000 (0.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 10% of the fund’s net assets were invested in emerging markets and 2% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2016, no collateral was pledged by the fund or counterparties for TBAs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2016, the value of loaned securities was $8,978,000; the value of cash collateral and related investments was $9,538,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $802,689,000 and $758,749,000, respectively, for the year ended May 31, 2016. Purchases and sales of U.S. government securities aggregated $696,530,000 and $704,735,000, respectively, for the year ended May 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2016 and May 31, 2015, were characterized for tax purposes as follows:

At May 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes. In accordance with federal tax laws applicable to investment companies, all or a portion of net losses resulting from (a) specified gains and losses realized between November 1 and the fund’s fiscal year-end plus (b) ordinary income or loss realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, less than $1,000 of expenses were waived/paid by Price Associates during the year ended May 31, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2016, expenses incurred pursuant to these service agreements were $73,000 for Price Associates; $563,000 for T. Rowe Price Services, Inc.; and $749,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended May 31, 2016, are as follows:

As of May 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 11,979 shares of the I Class, representing 6% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of May 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and
Shareholders of T. Rowe Price Personal Strategy Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Personal Strategy Balanced Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2016

Tax Information (Unaudited) for the Tax Year Ended 5/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$5,891,000 from short-term capital gains
●	$95,236,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $19,357,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $10,069,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions of the management fee that resulted from the fund’s investments in other T. Rowe Price funds, the information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman of
2009	the Board, Mesa Biotech, a molecular diagnostic company (March
[185]	2016 to present); Director, Novartis, Inc. (2009 to 2014); Director,
IBM (2007 to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[185]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, Director (2009 to present), and
(1951)	Chairman of the Board (January 2016 to present), First Industrial
2013	Realty Trust, an owner and operator of industrial properties; Chairman
[185]	of the Board (2005 to present) and Director (1999 to present),
Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[185]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[185]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[185]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[185]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[185]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[185]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[131]	Trust Company; Director and Vice President, Personal Strategy Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Personal Strategy Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Company’s Representative and Vice President,
Vice President	Price Hong Kong; Vice President, Price
Singapore; Director and Vice President, T. Rowe
Price International; Vice President, T. Rowe
Price Group, Inc.

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Toby M. Thompson, CFA, CAIA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Director of Investments,
I.A.M. National Pension Fund (to 2012)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,409,000 and $2,554,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date July 19, 2016